Exhibit 10.67

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

THIRD AMENDMENT TO THAT 2012 HOME SERVICES PROVIDER

AGREEMENT

This Third Amendment (the “Third Amendment”) to that certain DIRECTV, Inc. 2012 Home Services Provider Agreement dated May 1, 2011 (the “Agreement”) by and Multiband Field Services, Inc. (“Contractor”), and DIRECTV, LLC (“DIRECTV”), is hereby made and entered into this first (1st) day of July, 2013 (the “Third Amendment Effective Date”), as follows:

1.  Amendment.  For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto amend the Agreement, pursuant to paragraph 16 and paragraph 25.d. thereof, as follows:

A.        EXHIBIT 2.C.           Section G (“Technician Certifications”) of Exhibit 2.C. (“PERSONNEL, VEHICLES AND UNIFORMS”) of the Agreement shall be deleted in its entirety and replaced with the following:

G. Technician Certifications:  Within every assigned DMA, Contractor shall maintain a workforce certified to complete Production work orders (“Production” shall mean new install, upgrade, mover/former work orders).  Each Contractor W2 technician (and Authorized Subcontractor technicians created prior to January 1, 2011) must have the following certifications in place at all times:

a.	SBCA Certification
b.	DIRECTV New Hire Certification

If hired prior to May 1, 2013, each Contractor W2 technician must also have the following certifications in place at all times:

c.	DIRECTV SWM Certification
d.	DIRECTV KaKu Certification
e.	Connected Home Certification
f.	Networking Basics or Network Troubleshooting Certification

Each Authorized Subcontractor technician created after January 1, 2011 must have the following certifications in place at all times:

a.	SBCA Certification
b.	Jones Certification (Sub Partner Core)
c.	Networking Basics or Network Troubleshooting Certification

In addition to the qualifying certifications listed above, any Contractor W2 technician or Authorized Subcontractor technician completing Service work orders must also have the following certifications in place at all times:

a.	Service 2012 Certification
b.	Network Troubleshooting Certification
c.	RF Certification

Contractor must close no less than ***** percent (*****%) of Production work orders and no less than seventy-five percent (*****%) of Service work orders with a properly certified technician, as set forth above.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

B.        EXHIBIT 3.e.(v).           Exhibit 3.e.(v) (“PERFORMANCE     STANDARDS: CHARGEBACKS and PERFORMANCE INCENTIVES”) of the Agreement shall be modified as follows:

(i)	As of the Effective Date, Exhibit 3.e.(v) shall be deleted in its entirety and replaced with the following:

EXHIBIT 3.e.(v)

PERFORMANCE STANDARDS: PERFORMANCE INCENTIVES AND CHARGEBACKS

*****

2.  Counterparts.  This Third Amendment may be executed in counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument.

Except as expressly provided in this Third Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Third Amendment through their duly authorized representatives as of July 1, 2013.

ACCEPTED AND AGREED TO:

Multiband Field Services, Inc.		DIRECTV, LLC

By:	/s/ James Mandel	By:	/s/ David W. Baker
Name:	James Mandel	Name:	David W. Baker
Title:	CEO	Title:	Senior Vice President

2

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.